FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported) August 20, 2004

(Exact name of registrant as specified in its charter)

Flexsteel Industries, Inc.
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(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

Minnesota	0-5151	42-0442319

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Registrant’s telephone number, including area code 563-556-7730

        Item  12. Results of Operations and Financial Condition.

        On August 19, 2004, Flexsteel Industries, Inc. Announces Fourth Quarter and Fiscal 2004 Operating Results. See the Press Release attached hereto and incorporated herein for further information.

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Flexsteel Industries, Inc.

(Registrant)

Date: August 20, 2004	By: /s/ R. J. Klosterman

R. J. Klosterman Financial Vice President & Principal Financial Officer